                                                                    Exhibit 99.2





                                 CURRENT VALUES
                               OF AIRCRAFT IN THE
                           AIRPLANES GROUP PORTFOLIO





Prepare for:                                                Prepared by:

AerFi Group plc                                             BK Associates, Inc.
Shannon, Ireland                                            Manhasset, New York
                                                            February 18, 2000

                                                                       [BK LOGO]

                                 2. CONCLUSIONS
                           **************************




Based upon our familiarity with airline transport aircraft, our knowledge of their capabilities and the uses to which they are put, our knowledge of the marketing and leasing of new or used aircraft, and our familiarity with aircraft generally, it is our opinion that the values for the aircraft in the Portfolio as of February 16, 2000 are as stated in Figure 2-1, expressed in millions of U.S. dollars.


At the request of AerFi, the values given in Figure 2-1 are as of February 16, 2000. In order to meet time constraints in filing this report with regulatory authorities, the report was actually prepared in mid-January.


We believe it is reasonable to assume that the values would not change during the short period of time between the report's preparation and February 16, 2000. Only some very major event, such as the demise of a major airline or an airworthiness directive that grounds an entire fleet, could likely change our opinion on the values during that time.


Four values are given for each aircraft. Base Values (BV) and Current Market Values (CMV) are included both assuming half-time between major maintenance events and allowing for the current maintenance status. These are identified as either "1/2-time" or "Mt.Adj."


According to the International Society of Transport Aircraft Trading's (ISTAT) definition of Base Value, to which BK Associates subscribes, base value is the Appraiser's opinion of the underlying economic value of an aircraft in an open, unrestricted, stable market environment with a reasonable balance of supply and demand, and assumes full consideration of its "highest and best use". An aircraft's Base Value is founded in the historical trend of values and in the projection of value trends and presumes an arm's length, cash transaction between willing, able and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable period of time available for marketing.


The Current Market Value is similar to the Base Value. It is the appraiser's opinion of the most likely trading price that may be generated for an aircraft under the market circumstances that are perceived to exist at the time in question. It is assumed the aircraft is sold for cash or equivalent consideration and that the seller has an adequate amount of time for effective exposure to prospective buyers, which BK Associates considers to be 12 to 18 months.


The values given in Figure 2-1 are based upon certain definitions and assumptions regarding aircraft condition, maintenance status, and market conditions which are described more fully below and later in this report. THESE VALUES SHOULD NOT BE USED OUTSIDE THE CONTEXT OF, OR WITHOUT KNOWLEDGE OF, THOSE ASSUMPTIONS AND DEFINITIONS.


For those values given in Figure 2-1 that include adjustments to account for the current maintenance status, the adjustments are approximate, based on industry average costs, and normally would include an adjustment for the time remaining to a "C" check, time remaining to a "D" check, time remaining to landing gear overhaul and time remaining to a heavy shop visit on engines. In many cases, sufficient relevant data were not available to make adjustments for engines and they were assumed to be at half-time. Where data were available adjustments were included for engines. In some cases no current maintenance data were available. Except in the rare case of coincidence, these cases are apparent from the half-time value equaling the maintenance adjusted value.


Also, no consideration has been given to cash maintenance reserve payments or security deposits that are likely paid by the lessees on nearly all of the aircraft in the Portfolio. These payments are intended to offset the very costs for which the maintenance adjustments are applied to the half-time values.

BK Associates, Inc. has no present or contemplated future interest in the aircraft, nor any interest that would preclude our making a fair and unbiased estimate. This appraisal represents the opinion of BK Associates, Inc. and reflects our best judgment based on the information available to us at the time of preparation. It is not given as a recommendation, or as an inducement, for any financial transaction and further, BK Associates assumes no responsibility or legal liability for any action taken or not taken by the addressee, or any other party, with regard to the appraised equipment. By accepting this appraisal, the addressee agrees that BK Associates shall bear no such responsibility or legal liability. This appraisal is prepared for the use of the addressee and shall not be provided to other parties without the express consent of the addressee.


                                   BK ASSOCIATES, INC.


                                   /s/ John F. Keitz


                                   John F. Keitz
                                   President
                                   ISTAT Senior Certified Appraiser

                                   FIGURE 2-1

                                  APG PORTFOLIO

                                                                                      Base Value               Current Mkt. Val.
Type           Operator                      Regist           S/N     DoM        1/2 Time     Mt. Adj.       1/2 Time      Mt. Adj.
----           --------                      ------           ---     ---        --------     --------       --------      --------
A300B4-100     Transaer Int'l                EI-CJK            20   Oct-75          6.200         7.400         5.600         6.750
A300B4-100     Transaer Int'l                EI-TLB            12   May-75          6.000         6.650         5.400         6.050
A300B4-200     Transaer Int'l                EI-TLQ           131   Feb-81         12.000        13.650        11.100        12.750
A300B4-200     P.I.A.                        AP-BEL           269   Aug-83         13.250        14.000        12.300        13.000
A300C4-200     MNG Cargo Air.                TC-MNG            83   May-79         17.500        18.550        16.625        17.650
A320-211       Canadian                      C-FPWE           175   Apr-91         27.150        26.550        27.150        26.550
A320-211       Air France                    F-GLGH           220   Sep-91         28.850        28.250        28.850        28.250
A320-212       Airtours International        OY-CNP           294   Apr-92         30.250        30.350        30.250        30.350
A320-211       Canadian                      C-FLSU           309   May-92         28.600        28.000        28.600        28.000
A320-231       Airtours International        G-TPTT           348   Jun-92         28.600        28.700        28.600        28.700
A320-211       Canadian                      C-FNVU           404   Jan-94         31.000        30.750        31.000        30.750
A320-231       Airtours International        OY-CNR           349   Oct-92         30.500        30.600        30.500        30.600
A320-212       Airtours International        OY-CNM           301   Apr-92         30.250        30.350        30.250        30.350
A320-211       Canadian                      C-FLSS           284   Mar-92         28.550        27.900        28.550        27.900
A320-211       Canadian                      C-FDCA           232   Oct-91         27.350        26.850        27.350        26.850
A320-211       Air France                    F-GLGG           203   Sep-91         28.850        28.250        28.850        28.250
A320-211       Canadian                      C-GPWG           174   Apr-91         27.150        26.550        28.650        28.050
ATR42-300      Idefix                        N249AT           249   Jan-91          6.400         6.650         5.800         6.000
ATR42-300      Titan Awys. Ltd.              G-ZAPJ           113   Nov-88          5.100         4.950         4.600         4.450
ATR42-300      Titan Awys. Ltd.              G-BUPS           109   Oct-88          5.100         4.750         4.600         4.250
ATR42-300      ACES                          HK3684           284   Jan-92          6.650         6.600         6.000         5.950
B727-2A1       Mexicana                      XA-MXI         21346   Oct-80          4.500         5.300         3.600         4.400
B727-2A1       Mexicana                      XA-MXJ         21600   Nov-80          4.500         5.100         3.600         4.200
B737-291       PT Mandala Airlines           PK-RIQ         23023   Mar-83          8.020         7.500         7.250         6.700
B737-291       Lan Chile Airlines            CC-CDG         23024   May-83          7.850         8.200         7.100         7.450
B737-2S3       LAPA                          LV-WJS         22278   Mar-80          6.280         5.850         5.700         5.200
B737-2Q8H      Vanguard Airlines             HA-LEA         21735   Jun-79          8.600         9.650         8.850         9.650
B737-2L9       Fornax Aircraft Leasing Ltd.  UR-BFA         21685   Jan-79          6.350         7.000         5.750         6.350
B737-266       Aerolineas Argentinas S.A.    EI-CNP         21192   Mar-76          4.860         4.200         4.400         3.700
B737-2T4       Malev                         HA-LEM         22804   Feb-83          7.940         6.300         7.150         5.500
B737-275H      Canadian                      C-GAPW         20922   Aug-74          5.000         5.550         4.700         5.550
B737-2S3       LAPA                          N633GP         22633   Mar-81          7.500         7.950         6.750         7.200
B737-2T5H      Vanguard Airlines             HA-LEC         22979   Mar-83         10.000        11.250        10.405        11.250
B737-2M8       Air Kazakstan                 UN-B3706       22090   May-80          7.000         7.350         6.300         6.650
B737-2Q8       AeroSvit airlines             LY-GPA         22453   Mar-81          7.310         8.600         6.600         7.900
B737-2L9       Lan Chile Airlines            CC-CEE         22407   Sep-80          6.900         6.250         6.200         5.600
B737-275H      Canadian                      C-GUPW         22873   Jul-82          7.600         8.100         7.600         8.100
B737-266       LAPA                          5Y-BHV         21193   Jul-76          5.450         4.600         4.900         4.050
B737-266       LAPA                          5Y-BHW         21196   Jul-76          5.350         4.050         4.850         3.500
B737-275H      Canadian                      C-GIPW         21712   Feb-79          7.400         7.400         7.400         7.400
B737-275H      Canadian                      C-GGPW         21639   Nov-78          7.200         7.200         7.200         7.200

                                   FIGURE 2-1

                                  APG PORTFOLIO

                                                                                      Base Value               Current Mkt. Val.
Type           Operator                      Regist           S/N     DoM        1/2 Time     Mt. Adj.       1/2 Time      Mt. Adj.
----           --------                      ------           ---     ---        --------     --------       --------      --------
B737-275H      Canadian                      C-GEPW         21115   Dec-75          5.160         5.550         5.200         5.550
B737-275H      Canadian                      C-GCPW         20959   Feb-75          4.350         4.300         4.350         4.300
B737-275H      Canadian                      C-GBPW         20958   Jan-75          4.350         4.450         4.350         4.450
B737-2T4       Malev                         HA-LEI         22803   Feb-83          8.000         6.500         7.200         5.700
B737-2T4       LAPA                          LV-WNB         22369   Sep-80          6.450         6.200         5.850         5.550
B737-2T4       LAPA                          LV-WNA         22368   Sep-80          6.450         6.150         5.850         5.500
B737-2T4       Ukraine International         UR-GAD         22802   Feb-83          7.960         9.050         7.200         8.250
B737-2T5       Lan Chile Airlines            CC-CJW         22397   Feb-81          6.820         7.250         6.150         6.600
B737-2T4C      LAPA                          LV-WPA         23065   Oct-83          9.500         9.950         9.500         9.950
B737-2T4C      Xiamen                        B-2505         23066   Dec-83          9.800         8.700         9.800         8.700
B737-3Y0       Philippine Airlines           EI-BZN         24770   Oct-90         21.600        21.200        22.700        22.300
B737-3Y0       Air One SpA                   XA-RJR         25179   Feb-92         24.000        23.600        25.000        24.550
B737-317       Frontier Airlines, Inc.       EI-CHH         23177   Apr-86         14.630        14.450        15.850        15.650
B737-3Y0                                     EC-FKJ         23749   May-87         17.700        18.500        18.950        19.750
B737-3Y0       Air Europa                    EC-FJZ         23923   Apr-88         19.190        18.450        20.550        19.800
B737-3Y0       Air Asia Sdn. Bhd.            9M-AAA         24907   Mar-91         23.450        22.550        24.600        23.700
B737-3Y0       Transavia                     PH-TSU         24905   Feb-91         23.380        22.500        24.550        23.700
B737-3Y0       Air One SpA                   EI-CLW         25187   Mar-92         24.000        23.450        25.000        24.450
B737-3Y0C      America West                  N330AW         23499   Jun-86         17.450        17.450        17.800        17.800
B737-3Y0C      America West                  N329AW         23500   Jun-86         17.450        17.450        17.800        17.800
B737-4Y0       Aer Lingus                    EC-FBP         24690   Jul-90         23.550        24.400        23.550        24.400
B737-4Y0       Turk Hava Yollari             TC-JDG         25181   Feb-92         25.900        25.150        25.900        25.150
B737-4Y0       Aer Lingus                    EC-348         25180   Jan-92         25.800        25.800        25.800        25.800
B737-4Y0       Istanbul                      TC-AZA         24691   Aug-90         23.650        24.350        23.650        24.350
B737-4Y0       Istanbul                      TC-AYA         24683   Aug-90         23.700        24.300        23.700        24.300
B737-4Y0       Turk Hava Yollari             TC-JDH         25184   Mar-92         26.100        25.350        26.100        25.350
B737-4Y0       Turk Hava Yollari             TC-JDT         25261   Apr-92         26.200        24.600        26.200        24.600
B737-4Y0       Pegasus                       TC-AFU         26081   Mar-93         27.550        26.100        27.550        26.100
B737-4Y0       Malev                         HA-LEO         26071   Nov-92         27.000        26.450        27.000        26.450
B737-4Y0       Malev                         HA-LEN         26069   Nov-92         27.000        26.400        27.000        26.400
B737-4Y0       Sun Express                   TC-SUT         25190   Apr-92         26.200        25.050        26.200        25.050
B737-4Y0       Turk Hava Yollari             TC-JDF         24917   Jun-91         25.100        25.950        25.100        25.950
B737-4Y0       Air Europa                    EC-GBN         24912   Jun-91         24.800        24.250        24.800        24.250
B737-4Y0       Aer Lingus                    EC-GVB         24689   Jul-90         23.550        24.000        23.550        24.000
B737-4Y0       Pegasus                       TC-AFK         24684   Apr-90         23.360        23.700        23.400        23.700
B737-4Y0       Jet Airways (India) Pvte Ltd. VT-JAK         24687   May-90         23.150        23.750        23.150        23.750
B737-4Y0       Asiana Airlines               HL7260         24520   Dec-89         22.200        22.900        22.200        22.900
B737-4Y0       Asiana Airlines               HL7258         24493   Jul-89         21.450        20.800        21.450        20.800
B737-4Y0       Jet Airways (India) Pvte Ltd. VT-JAG         24345   Jun-89         21.450        22.400        21.450        22.400
B737-4Y0       Travel Servis a.s.            TK-OVS         24911   Apr-91         24.950        24.300        24.950        24.300
B737-4Y0       Air Europa                    EC-GAZ         24906   Feb-91         24.300        23.150        24.300        23.150
B737-4Y0       Turk Hava Yollari             TC-JDY         26065   May-92         26.350        24.750        26.350        24.750

                                   FIGURE 2-1

                                  APG PORTFOLIO

                                                                                      Base Value               Current Mkt. Val.
Type           Operator                      Regist           S/N     DoM        1/2 Time     Mt. Adj.       1/2 Time      Mt. Adj.
----           --------                      ------           ---     ---        --------     --------       --------      --------
B737-5Y0       China Southern                B-2548         25182   Feb-92         18.500        18.500        19.400        19.400
B737-5Y0       British Midland               G-OBMR         25185   Feb-92         18.500        17.850        19.400        18.750
B737-5Y0       China Southern                B-2550         25188   Mar-92         18.650        18.650        19.500        19.500
B737-5Y0       Rio Sul                       PT-SLN         26075   Oct-92         19.300        18.900        20.100        19.700
B737-5Y0       Rio Sul                       PT-SSA         25192   Apr-92         18.750        17.500        19.650        18.400
B737-5Y0       China Southern                B-2542         24897   Feb-91         16.800        16.800        18.100        18.100
B737-5Y0       Turk Hava Yollari             TC-JDV         25289   Jun-92         19.100        19.050        19.900        19.850
B737-5Y0       Jet Airways (India)
                 Pvte Ltd.                   VT-JAL         25191   Apr-92         18.750        17.500        19.650        18.400
B737-5Y0       Turk Hava Yollari             TC-JDU         25288   Jun-92         19.100        19.000        19.900        19.850
B737-5Y0       Rio Sul                       PT-SLU         25186   Mar-92         18.650        18.200        19.500        19.050
B737-5Y0       China Southern                B-2549         25183   Feb-92         18.500        18.500        19.400        19.400
B747-259F      Tower Air                     N621FF         21730   Jun-79         36.500        36.800        36.500        36.800
B757-2Y0ER     Britannia Airways AB          SE-DUL         26151   Jul-92         40.750        41.250        40.750        41.250
B757-2Y0       Avianca                       EI-CEZ         26154   Sep-92         39.150        39.550        39.150        39.550
B757-2Y0       Xinjiang                      B-2827         26156   Nov-92         39.850        41.000        39.850        41.000
B767-2Y0ER     Transbrasil                   PT-TAK         25421   Jan-92         44.600        43.650        44.600        43.650
B767-3Y0ER     Transbrasil                   PT-TAE         24948   Jul-91         53.750        53.350        53.750        53.350
B767-3Y0ER     Aeromexico                    CC-CEL         26204   Oct-92         61.300        62.350        61.300        62.350
B767-3Y0ER                                   XA-RKI         26200   Jul-92         60.900        62.550        60.900        62.550
B767-3Y0ER                                   XA-EDE         25411   Jan-92         60.000        60.750        60.000        60.750
DC8-71F        BAX Global                    N830BX         45973   May-68         13.200        12.450        14.750        14.000
DC8-71F        Aircraft Int. Leasing
                 Limited                     CC-CAR         45976   Jul-68         13.200        13.850        14.750        15.400
DC8-71F        BAX Global                    N828BX         45993   Aug-68         13.200        13.950        14.750        15.000
DC8-71F        BAX Global                    N820BX         46065   Jun-69         13.200        13.650        14.750        15.200
DC8-71F        BAX Global                    N825BX         45978   Jul-68         13.200        13.350        14.750        14.900
DC8-71F        Tampa                         HK3786         45849   Apr-67         13.200        13.400        14.750        14.950
DC8-71F        BAX Global                    N822BX         45813   Jan-67         13.200        13.700        14.750        15.210
DC8-71F        BAX Global                    N821BX         45811   Jul-67         13.200        14.150        14.750        15.700
DC8-71F        Tampa                         N8099U         46066   May-69         13.200        13.400        14.750        14.950
DC8-71F        BAX Global                    N824BX         45946   Mar-68         13.200        12.450        14.750        14.000
DC8-71F        Aircraft Int. Leasing
                 Limited                     CC-CYQ         45810   Mar-68         13.200        13.000        14.750        14.500
DC8-71F        BAX Global                    N826BX         45998   Oct-68         13.200        12.500        14.750        14.050
DC8-71F        Aircraft Int. Leasing
                 Limited                     CC-CDU         45997   Sep-68         13.200        13.200        14.750        14.300
DC8-71F        Aircraft Int. Leasing
                 Limited                     CC-CDS         45996   Oct-68         13.200        13.200        14.750        14.750
DC8-71F        Tampa                         EC-FVA         45945   Mar-68         13.200        13.900        14.750        15.400
DC8-71F        BAX Global                    N827BX         45971   May-68         13.200        13.200        14.750        14.750
DC8-71F        BAX Global                    N829BX         45994   Aug-68         13.200        13.150        14.750        14.700
DC8-71F        Aircraft Int. Leasing
                 Limited                     CC-CAX         45970   Mar-68         13.200        13.100        14.750        14.650
DC8-73F                                      N873SJ         46091   Apr-70         18.000        18.750        19.000        19.750
DC9-32         Aeromexico                    XA-AMC         48127   Jul-80          4.600         4.350         3.700         3.400
DC9-32         Aeromexico                    XA-AMD         48128   Aug-80          4.600         4.500         3.700         3.600
DC9-32         Aeromexico                    XA-AMB         48126   Apr-80          4.500         4.000         3.600         3.100

                                   FIGURE 2-1

                                  APG PORTFOLIO

                                                                                      Base Value               Current Mkt. Val.
Type           Operator                      Regist           S/N     DoM        1/2 Time     Mt. Adj.       1/2 Time      Mt. Adj.
----           --------                      ------           ---     ---        --------     --------       --------      --------
DC9-32         Aeromexico                    XA-AMF         48130   Dec-80          4.700         5.050         3.800         4.150
DC9-32         Aeromexico                    XA-AME         48129   Nov-80          4.700         4.750         3.800         3.800
DC9-32         Aeromexico                    XA-AMA         48125   Apr-80          4.500         4.100         3.600         3.200
DC9-51         Hawaiian                      N660HA         48122   Nov-80          4.400         4.900         4.000         4.450
DC9-51         Hawaiian                      N603DC         47784   Mar-79          4.000         3.900         3.600         3.500
DC9-51         Hawaiian                      N661HA         47796   Mar-79          4.000         4.150         3.600         3.750
DC9-51         Hawaiian                      N662HA         47742   May-77          3.450         3.600         3.105         3.250
DHC8-100       National Jet Systems          VH-JSI           229   Sep-90          7.150         7.150         7.150         7.150
DHC8-100       Allegheny Airlines            EI-CHP           258   Jan-91          6.200         6.100         6.200         6.100
DHC8-100       Liat                          V2-LDU           270   May-91          5.900         5.750         5.900         5.750
DHC8-100       Liat                          V2-LEP           144   Mar-89          5.400         5.350         5.400         5.350
DHC8-102       Liat                          V2-LDQ           113   Sep-88          5.050         5.050         5.050         5.050
DHC8-102       Liat                          V2-LDP           140   Mar-89          4.550         5.000         4.550         5.000
DHC8-300       Schreiner Airways             PH-SDU           232   Oct-90          7.300         7.300         7.300         7.300
DHC8-300       Schreiner Airways             PH-SDT           276   May-91          7.850         7.900         7.850         7.900
DHC8-300       Wideroe's Flyveselskap a/s    LN-WFB           293   Oct-91          8.100         8.200         8.100         8.200
DHC8-300       Brymon Airways                G-BRYS           296   Oct-91          8.000         8.000         8.000         8.000
DHC8-300       Rheintalflug                  OE-LRW           307   Dec-91          7.600         7.650         7.600         7.650
DHC8-300       Wideroe's Flyveselskap a/s    LN-WFA           342   Dec-92          8.850         9.000         8.850         9.000
DHC8-300       Brymon Airways                D-BKIR           334   Oct-92          8.500         8.450         8.500         8.450
DHC8-300       Schreiner Airways             PH-SDP           300   Apr-92          8.300         8.300         8.300         8.300
DHC8-300       Schreiner Airways             PH-SDM           298   Apr-92          8.300         8.300         8.300         8.300
DHC8-300       Schreiner Airways             PH-SDR           283   Sep-91          8.000         8.100         8.000         8.100
DHC8-300       Aeroel Airways                4X-ARU           267   Apr-91          7.700         7.850         7.700         7.850
DHC8-300       Schreiner Airways             5N-DAP           244   Dec-90          7.400         7.600         7.400         7.600
DHC8-300       Aeroel Airways                4X-ARP           266   Mar-91          7.600         7.800         7.600         7.800
DHC8-300C      ALM                           PJ-DHI           230   Oct-90          7.500         7.700         7.500         7.700
DHC8-300C      ALM                           PJ-DHE           242   Nov-90          7.500         7.600         7.500         7.600
F100           Mexicana                      XA-TKP         11266   Aug-90         11.950        11.950        11.950        11.950
F100           Mexicana                      XA-SGF         11384   Mar-92         14.750        14.650        14.750        14.650
F100           Mexicana                      XA-SGE         11382   Mar-92         14.750        14.650        14.750        14.650
F100           Mexicana                      XA-SHJ         11319   Apr-91         13.100        13.050        13.100        13.050
F100           Mexicana                      XA-TCG         11374   Jan-92         14.500        14.400        14.500        14.400
F100           TAM Express S/A.              PT-MQC         11371   Dec-91         14.830        14.850        14.850        14.850
F100           TAM (Meridionais)             PT-MQJ         11347   Oct-91         14.000        14.000        14.000        14.000
F100           TAM (Meridionais)             PT-MRE         11348   Aug-91         14.200        14.200        14.200        14.200
F100           Mexicana                      XA-TKR         11339   Jul-91         13.550        13.800        13.550        13.800
F100           TAM                           PT-MQK         11336   Jun-91         13.400        13.400        13.400        13.400
F100           Mexicana                      XA-TCH         11375   Feb-92         14.600        14.500        14.600        14.500
F100           TAM (Meridionais)             PT-MRA         11284   Jul-90         11.950        11.950        11.950        11.950
F100           TAM (Meridionais)             PT-MRB         11285   Aug-90         14.600        14.600        14.600        14.600
F100           TAM                           PT-MRG         11304   Feb-91         12.950        13.050        12.950        13.050

                                   FIGURE 2-1

                                  APG PORTFOLIO

                                                                                      Base Value               Current Mkt. Val.
Type           Operator                      Regist           S/N     DoM        1/2 Time     Mt. Adj.       1/2 Time      Mt. Adj.
----           --------                      ------           ---     ---        --------     --------       --------      --------
F100           Mexicana                      XA-SHI         11309   May-91         13.250        13.150        13.250        13.150
F100           TAM                           PT-MRH         11305   Apr-91         13.100        13.200        13.100        13.200
MD11           Varig                         PP-VPN         48499   Dec-91         74.050        72.450        74.050        72.450
MD11           Varig                         PP-VPO         48500   Mar-92         75.000        74.250        75.000        74.250
MD11           Varig                         EI-CDK         48501   Sep-92         75.900        75.050        75.900        75.050
MD82           Aeromexico                    EI-BTX         49660   Mar-88         18.050        18.800        18.950        19.700
MD82           Aeromexico                    EI-BTY         49667   Jan-88         16.950        17.700        17.800        18.550
MD83           Meridiana SpA                 EI-CKM         49792   Nov-89         20.900        20.200        21.950        21.250
MD83           Avianca                       EI-CFZ         53120   Jul-92         22.800        22.850        23.350        23.450
MD83           Avianca                       EI-CER         53125   Apr-92         22.750        22.700        23.300        23.250
MD83           Estago Anlagen-Vermietungs    D-ALLV         49620   Jul-88         19.100        18.850        20.100        19.800
MD83           Spanair                       EC-GBA         49626   Oct-88         19.250        19.200        20.250        20.150
MD83           Nouvelair Tunisie             EI-CGI         49624   Aug-88         19.000        19.500        19.950        20.450
MD83           Nouvelair Tunisie             EC-FTU         49672   Jul-88         19.000        18.950        19.950        19.900
MD83           Eurofly S.P.A                 EI-CEK         49631   Jun-89         20.100        19.000        21.105        20.000
MD83           Spanair                       EC-GAT         49709   Dec-88         19.550        18.950        20.550        19.950
MD83           BWIA International            9Y-THX         49789   Sep-89         20.650        20.050        21.700        21.050
MD83           TWA                           EI-BWD         49575   Oct-87         17.300        18.400        18.200        19.250
MD83           Eurofly S.P.A                 EI-CMZ         49390   Apr-86         16.600        17.050        17.450        17.850
MD83           Nouvelair Tunisie             EI-CBO         49442   Apr-87         17.600        17.700        18.500        18.600
MD83           Meridiana SpA                 EI-CRW         49951   Aug-91         22.650        22.050        23.250        22.600
MD83           American Airlines             N882RA         49949   Aug-91         22.650        21.900        23.250        22.450
MD83           Far Eastern Air Transport     B-28031        49950   Nov-91         23.000        23.400        23.600        24.000
MD83           American Airlines             N881RA         49941   Dec-90         22.200        21.300        23.350        22.400
MD83           Spanair                       EC-GVI         49936   Oct-90         22.050        22.600        23.200        23.750
MD83           Avianca                       EI-CBR         49939   Oct-90         21.650        21.000        22.750        22.050
MD83           Air Liberte S.A.              F-GPZA         49943   Jul-91         22.700        22.400        23.850        23.550
MD83           Avianca                       EI-CCC         49946   Jul-91         21.700        21.050        22.750        22.150
MD83           Meridiana SpA                 EI-CRH         49935   Sep-90         21.850        23.000        22.950        24.100
MD83           Spanair                       EC-FXA         49938   Dec-90         22.300        21.650        23.450        22.800
MD87           Aeromexico                    XA-SFO         49673   Dec-88         15.850        14.900        15.400        14.400
METROIII       Air Nelson                    ZK-NSZ           712   May-88          1.700         1.700        19.650        19.650
METROIII       Air Nelson                    ZK-NSU           705   Aug-88          1.700         1.700         1.500         1.500
METROIII       Air Nelson                    ZK-NSY           711   Mar-88          1.700         1.700         1.500         1.450

                                                                                 3446.840      3438.200      3511.590      3500.310